Exhibit 10.50

Quality-850 Rev 001 Page 1 of 6
Title: Abbreviated Quality Agreement Template (level2)

This QUALITY AGREEMENT (“Agreement”) between SynCardia Systems, LLC, with principal offices at 1992 E. Silverlake Road, Tucson AZ, 85713-3865 and Greatbatch Ltd., SynCardia Level 2 (crucial) Supplier (“Supplier”), with principal offices at 10000 Wehrle Drive, Clarence, NY 14031, describes the commitment both parties agree to make to ensure that their respective products and services (“Product”) satisfy the quality requirements called out in this Agreement.

1.	DEFINITIONS

a.	Design History File (DHF): A compilation of documentation that describes the design history of a product.

b.	Device Master Record (DMR): A compilation of records containing the procedures and specifications for a finished device. Supplier-generated DHF records may be requested as part of the DMR.

c.	Industry Standards: As a medical device company, SynCardia requires Suppliers to reference the following standards as applicable to SynCardia Product:

i.	21 CFR Part 820 Quality System Regulation

ii.	GHTF/SG3/N17:2008 Quality Management System – Medical Devices – Guidance on the Control of Products and Services Obtained from Suppliers

iii.	Guidance for Industry Contract Manufacturing Arrangements for Drugs: Quality Agreements, May 2013

iv.	ISO 13485 Medical devices – Quality management systems – Requirements for regulatory purposes

d.	PRODUCT: Product covers Parts and Services. Parts such as components, sub-assemblies, manufacturing materials, in-process devices, finished devices, returned devices, or services such as software development, consulting, calibration, or design that are being provided by the Supplier, are all considered as Product.

Table 1: Product Covered by this Quality Agreement

#	PRODUCT/SERVICE NAME	SUPPLIER PART NUMBER	SYNCARDIA PART NUMBER	PRODUCT/SERVICE DESCRIPTION
1	Internal C2 Batteries	102-005053-804	197237-001	Manufacturing
2	External C2 Batteries	102-005158-804	293001-001	Manufacturing
3	Freedom Onboard Batteries	102-005881-802	295025-001	Manufacturing

All manufacturing shall take place at Supplier’s facility located at Calle 5 Norte No. 511, Ciudad Industrial, Tijuana, BC CP 22444, Mexico (the “Facility”).

e.	Request for Supplier Corrective Action (RSCA): A request for corrective action issued to the Supplier to correct a non-conformance found affecting the quality of a Product.

Quality-806 Rev 001

Quality-850 Rev 001 Page 2 of 6
Title: Abbreviated Quality Agreement Template (level2)

2.	RESPONSIBILITIES

a.	The Supplier Quality Representative shall oversee Supplier activities that impact Products for the duration of this Agreement.

b.	Supplier shall provide Product in accordance with all applicable SynCardia specification documents and drawings as defined in advance by SynCardia in writing to Supplier (collectively, “Specifications”), and industry standards or procedures as set forth in this Agreement. This includes the manufacture, supply, testing, packaging, labeling, storage and shipment of Product to SynCardia.

c.	SynCardia will maintain a Design History File (DHF) during Product development. If Supplier participates during Product development, Supplier will provide SynCardia with all Supplier-generated documentation necessary to support the Product (DHF).

d.	All documentation, including that which is Supplier-generated, required for the manufacture and testing of the SynCardia Finished Device will be maintained by SynCardia in the Device Master Record (DMR). Confidential, proprietary Supplier-information, if any, will be shared directly with the pertinent regulatory authority.

3.	DOCUMENTED QUALITY SYSTEM

a.	Supplier shall maintain a documented system for ensuring consistent Product quality and compliance. A formal Quality Management System (QMS) is recommended but not required.

b.	If the Supplier operates an ISO certified QMS, Supplier shall provide a copy of their current certificate to SynCardia. Changes in the certification status of Supplier’s QMS shall be promptly reported to SynCardia.

4.	NOTIFICATION OF REGULATORY AGENCIES

a.	SynCardia shall be responsible for all communication with regulatory authorities including notification of process and Product changes and the submission of Annual Reports.

b.	SynCardia shall manage all recall and adverse event activities related to Finished Device and report to regulatory authorities according to SynCardia’s written procedures.

c.	Supplier shall provide necessary information to assist with any investigations required by SynCardia as a result of a potential recall or field action.

d.	In the event of a Supplier-generated Product recall, the Supplier shall notify SynCardia within two business days.

Quality-806 Rev 001

Quality-850 Rev 001 Page 3 of 6
Title: Abbreviated Quality Agreement Template (level2)

5.	LABELING

a.	Supplier shall control all operations to prevent Product mix-ups, and to maintain traceability and product identification.

b.	Supplier shall keep records of these activities and make them available to SynCardia upon written request.

c.	Supplier shall clearly identify each Product container and the respective Product within, in accordance with SynCardia Specifications, for the purpose of Product identification and traceability.

6.	NONCONFORMING PRODUCT

a.	Supplier shall notify SynCardia of any nonconforming Product that has already been shipped to SynCardia within two (2) business days of discovery.

b.	Supplier and SynCardia shall cooperate in conducting investigations or implementing corrective actions with respect to nonconforming Product.

c.	If investigations conducted by SynCardia reveal that Supplier workmanship has contributed to a Product nonconformance, a Request for Supplier Corrective Action (RSCA) may be issued to Supplier.

7.	AUDITS and CORRECTIVE ACTION

a.	Supplier shall allow SynCardia, or its authorized representative or notified body, to perform audits of the non-proprietary areas of Supplier’s facilities, systems, documentation, and other requirements related to this agreement and to the Product.

b.	The scope of the audit shall be limited to Products supplied to SynCardia and related processes, and shall be conducted at mutually agreed dates and times.

c.	SynCardia may issue a Request for Supplier Corrective Action (RSCA) to Supplier to address Product non-conformances, SynCardia complaints and/or critical findings from on-site audits.

8.	CHANGE CONTROL

a.	Supplier shall notify SynCardia of all changes that require approval as described and summarized below:

TYPE OF CHANGE	SYNCARDIA APPROVAL REQUIRED	SYNCARDIA NOTIFICATION REQUIRED	DOCUMENTATION REQUIRED
Facility Move		X	Advanced notification and validation of the new facility. SynCardia regulatory required.

Quality-806 Rev 001

Quality-850 Rev 001 Page 4 of 6
Title: Abbreviated Quality Agreement Template (level2)

TYPE OF CHANGE	SYNCARDIA APPROVAL REQUIRED	SYNCARDIA NOTIFICATION REQUIRED	DOCUMENTATION REQUIRED
Change in Manufacturing Equipment or Process	X		Validation or Equivalency Report. SynCardia regulatory required.
Like-for-like Equipment Part Replacement outside of Preventive Maintenance		X	Advanced notification and Part Equivalency Report or evidence of verification
Equipment Part Replacement not on approved parts list or Part Change - i.e., breakdown or not Like-for-Like repair	X		Supplier-provided change request, risk assessment and supporting documentation, validation or Part Equivalency Report. SynCardia regulatory required.
Equipment move within a Facility		X	Advanced notification and validation protocol & report. SynCardia regulatory required.
Product Material Change	X		Material Analysis, risk assessment, product validation/verification (impact assessment). SynCardia regulatory required.
Process Material Change	X		Risk assessment and Validation protocol & report (impact assessment). SynCardia regulatory required.
Manufacturing Improvements (no potential for Product/Process Impact)	X		Supplier-provided change request and supporting documentation demonstrating no Product/Process Impact.
Product/Process Parameters/Specs	X		Design Control Requirements. SynCardia regulatory required.
Product Software Change	X		Design Control Requirements and verification & validation protocol and report. SynCardia regulatory required.
Subcontractor Change	X		Advanced Notification. Subcontractor qualification. SynCardia regulatory required.
Reduced inspectional requirements (finished QC inspection only)	X		Justification for change including supporting data. SynCardia regulatory required.
Reduced in process visual inspection requirements (workmanship standards)	X		Statistical assessment to support process change. SynCardia regulatory required.

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Title: Abbreviated Quality Agreement Template (level2)

TYPE OF CHANGE	SYNCARDIA APPROVAL REQUIRED	SYNCARDIA NOTIFICATION REQUIRED	DOCUMENTATION REQUIRED
Deviations from Product Specification affecting fit, form or function with impact to SynCardia Product.	X		Non-conformance or Scrap Report and evidence of quarantine pending disposition.
Product Configuration	X		Justification for change, redlines to drawings for packaging/configuration. SynCardia regulatory required.
Storage Conditions	X Note 1		Demonstration that Specification and Product labeling requirements are met.
Manufacturing Environmental Controls		X	Validation and verification protocol & report. SynCardia regulatory required.
Test Methods	X		Justification and method/equipment validation. SynCardia regulatory required.
Labels and Labeling	X		Label/Labeling proof. SynCardia regulatory required.
Crucial Supplier change	X		Advanced notification and validation, risk assessment and verification protocol and report. SynCardia regulatory required.
Significant changes to Management, Quality System or Ownership		X	Organization chart, IRS forms and SynCardia regulatory required.

Note 1: If applicable Supplier shall manufacture the Products in a controlled environment and ensure that the Products are always handled and stored in a manner that will prevent damage, degradation and mix-ups.

9.	DISPUTES

a.	Both parties will use their commercially reasonable efforts to resolve any claim, controversy or dispute concerning any matter related to this agreement.

b.	If legal action is commenced, each party shall continue to perform its obligations under this Agreement pending final resolution of the dispute.

Quality-806 Rev 001

Quality-850 Rev 001 Page 6 of 6
Title: Abbreviated Quality Agreement Template (level2)

This Agreement is effective as of the approval date on the signature page of this agreement and will continue through the completion of the contract services provided by Supplier to SynCardia, until it is superseded by a new version, or until the business relationship between Supplier and SynCardia is terminated.

In Witness Whereof, the parties have, by duly authorized persons, executed this Agreement.

SynCardia Systems, LLC		Greatbatch, Ltd.

Signature:	/s/ Milton Bojorquez	Signature:	/s/ Jeff Miller
Name:	Milton Bojorquez	Name:	Jeff Miller
Title:	Quality Manager	Title:	Director, Quality
Date:	22 JUL 2019	Date:	17 JUL 2019

Address:		Address:

1992 E. Silverlake Road Tucson, Arizona 85713		10000 Wehrle Drive, Clarence, NY 14031

Phone Number: 520.545.1234		Phone Number: 619.641.1228

Quality-806 Rev 001